UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2024

CVB FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

California	000-10140	95-3629339
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

701 North Haven Avenue, Ontario, California	91764
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (909) 980-4030

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, No Par Value	CVBF	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 20, 2024, the respective Boards of Directors of CVB Financial Corp. (“CVBF”) and its wholly-owned subsidiary, Citizens Business Bank (the “Bank,” and collectively with CVBF, the “Company”), appointed Ms. Sheryl P. Laygo as CVBF’s and the Bank’s Senior Vice President and Chief Accounting Officer, effective as of the same date. Ms. Laygo, age 44, has been serving as the Company’s Senior Vice President and Controller since October 2021. Prior to joining Citizens Business Bank, she served as Senior Vice President, Corporate Controller, of Pacific Premier Bank between August, 2017 and September, 2021. Ms. Laygo’s professional career includes over 20 years of various leadership roles in corporate accounting and internal audit, within the financial services industry, and she has been a licensed Certified Public Accountant since 2009. Ms. Laygo holds a Bachelor’s Degree in Accountancy from De La Salle University in the Philippines.

As the Company’s Senior Vice President and Chief Accounting Officer, Ms. Laygo will serve as the principal accounting officer of the Company, succeeding Francene LaPoint, who announced her resignation on October 21, 2024, effective November 22, 2024. E. Allen Nicholson, the Company’s Executive Vice President and Chief Financial Officer, will continue to serve as the Company’s principal financial officer.

There are no other arrangements or understandings between Ms. Laygo and any other persons pursuant to which Ms. Laygo was appointed to serve as the Company’s Chief Accounting Officer. There are no related party transactions between Ms. Laygo and the Company requiring disclosure pursuant to Item 404(a) of Regulation S-K. There are no family relationships among any of CVBF’s or the Bank’s respective directors or executive officers and Ms. Laygo.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CVB FINANCIAL CORP.
(Registrant)

Date: November 25, 2024	By:	/s/ E. Allen Nicholson
E. Allen Nicholson
Executive Vice President and Chief Financial Officer